UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-5860

T. Rowe Price U.S. Treasury Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: May 31

Date of reporting period: May 31, 2010

Item 1: Report to Shareholders

U.S. Treasury Money Fund	May 31, 2010

The views and opinions in this report were current as of May 31, 2010. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

U.S. Treasury securities produced modest results over the last six months as investors turned away from the safe haven of U.S. government securities and sought higher yields in riskier securities. However, late in the period, concerns that the European debt crisis would spread prompted investors to pile into U.S. Treasuries in a pattern reminiscent of the 2008 equity market sell-off. Longer-term Treasury yields declined sharply due to concerns over the strength and viability of the economic recovery, while subdued inflation kept short-term Treasury yields at low levels.

ECONOMY AND INTEREST RATES

Most signs indicated that the U.S. economy continued recovering over the past six months, albeit at an uneven pace. Businesses resumed hiring in earnest in March and April for the first time in over two years, although the pace of private-sector job creation fell back sharply in May, and the unemployment rate remained elevated. Consumer spending continued to inch higher, and gauges of consumer confidence suggested that Americans were becoming somewhat more optimistic about the economy’s direction. The housing sector appeared to have stabilized, thanks in part to homebuyer tax incentives. Manufacturing seemed to be leading the way in the recovery, due partly to healthy export markets.

In a sign that the Federal Reserve was confident that U.S. credit markets were faring better, the central bank took its first step toward removing extraordinary policy accommodation in nearly four years. On February 18, 2010, the Fed announced that it was raising the discount rate it charges member banks for emergency loans by a quarter of a percentage point, to 0.75%. The Fed took pains to assure investors, however, that the more influential federal funds rate—which directly affects consumer and business lending rates—would not be increased in the near future. The short-term inflation threat appeared well contained. The year-over-year increase in core inflation, which excludes volatile food and energy prices, fell back to its lowest level in over 40 years.

Worries over European sovereign debt markets dominated bond headlines toward the end of the period. Disturbing echoes of the 2008 financial crisis appeared in the form of growing concerns about spiraling deficits in Portugal, Spain, and, in particular, Greece. Although most observers agreed that outright defaults on sovereign debt were highly unlikely, some worried that a new contagion might spread to other European markets—or that at least the Continent’s growth would slow as interest rates in peripheral European Union nations climbed and as Germany and other large economies diverted resources to help Greece deal with its debt issues. While good economic prospects might normally result in rising yields and declining bond prices, concerns about turmoil in European credit markets boosted demand for the safe haven of U.S. Treasuries.

As shown in the Interest Rate Levels graph, intermediate- and long-term U.S. Treasury yields began ticking higher over the past six months, reflecting signs of economic improvement and heavy new issuance by the Treasury Department. However, they began falling late in the period as economic conditions faltered. Short-term yields also crept up over the last six months but remained well below pre-2008 levels. With limited room for short-term rates to decline further, the Treasury yield curve—which illustrates the relationship between the yields and maturities of government securities—remained steep.

MARKET NEWS

Treasury securities had decent gains during the last fiscal year as the economic recovery gained steam amid positive corporate earnings, strong manufacturing indicators, and healthier consumer sentiment. Riskier assets racked up considerable gains since the market bottom of March 2009. But as the fiscal year drew to a close, worries that the federal deficit would lead to uncontrollable inflation seemed to be pushed to the background amid signs that the global economy, particularly in the developed world, was in for more turbulence. The Greek debt crisis was initially thought to be contained, but investors grew concerned that indebtedness among other European countries could lead to massive deleveraging and sap an economic recovery. Worries mounted about the opaque nature of European banks. The U.S. dollar, which had been in decline, suddenly reversed course against a newly weakened euro. Risk appetite receded, and Treasury yields, which had been on the rise, plunged as the safety of government bonds became more alluring. The European debt crisis has rattled U.S. financial markets because the economic recovery remains fragile. That sentiment was echoed by the Fed’s assurance that the fed funds rate would remain “exceptionally low for an extended period.”

PORTFOLIO REVIEW

U.S. Treasury Money Fund
Your fund returned 0.00% for the 6- and 12-month periods ended May 31, 2010, in line with its Lipper benchmark. Despite efforts to secure higher yields, it is important to note that Treasury bill yields have remained at such low levels that it has been impossible to buy any eligible investment within the money fund’s investment horizon that produces income sufficient to offset the fund’s expenses. As a result, T. Rowe Price is waiving part of its management fee as needed to support the fund’s yield.

Demand for shorter-dated Treasury securities remained high as the tentative economic recovery, financial uncertainty emanating from Europe, and rule changes affecting money market funds created demand for risk-free investments. The Federal Reserve’s commitment to exceptionally low interest rates for an extended period of time continues to compress all money market rates near 0%. With no signs of inflation, high unemployment, and the ongoing drag from the housing slowdown, the Federal Reserve is clearly in no hurry to raise short-term interest rates. Further, the looming sovereign debt crisis that started with Greece but is now slowly spreading to other European countries has strengthened the safe haven bid for short-dated U.S. Treasury securities. Finally, recently enacted SEC rules affecting all money market funds have created demand for U.S. Treasury securities as fund managers seek to comply with new liquidity requirements.

Over the past six months, yields on U.S. Treasury securities in the money market category have crept somewhat higher but still remain at historically low levels. The benchmark 90-day Treasury bill yield rose 11 basis points (0.11%) since our last report and ended May 2010 yielding 0.16%. Longer-dated Treasury obligations moved in a similar fashion. The six-month bill yield rose from 0.12% to 0.20%, while the one-year bill yield rose from 0.27% to 0.37%. Demand for Treasury bills remains exceptionally strong and continues to be exacerbated by quarter-end “window dressing,” when investor demand can drive yields on four-week bills to below 0.10%. So while Treasury rates have risen a bit, it is unlikely that yields will move significantly higher in the near term.

Recent changes by the SEC to Rule 2a-7, which governs the management of all money market funds, became effective on May 31, 2010. These changes are designed to strengthen the industry and thereby create further protection for shareholders. Among many changes, money funds are now required to maintain higher levels of liquidity, which can be satisfied with Treasury holdings. This change suggests that non-Treasury money funds will increase their demand for short-dated bills. Another change requires money funds to maintain a much shorter weighted average maturity (WAM). All money funds must now maintain a WAM of 60 days or less. Despite our expectations that rates will remain low for some time—and the fact the portfolio is already extremely safe given that it is 100% backed by the U.S. Treasury—we adjusted our positioning to comply with the rule and ended the period with a WAM of 54 days, 14 days shorter than six months ago.

U.S. Treasury Intermediate Fund
Your fund returned 1.31% and 5.34% for the 6- and 12-month periods ended May 31, 2010, respectively. As shown in the Performance Comparison table, the fund outperformed the Lipper peer group average but lagged the Barclays Capital U.S. Treasury 4–10 Year Index for both periods. Fund returns in the six-month period reflected $0.08 of dividend income. The net asset value (NAV) declined from $6.04 to $5.90 at the end of the period.

Credit markets continued to improve in 2010 as investors withdrew from money market funds and increased exposure to bonds. Liquidity was provided by many types of investors including the Federal Reserve, which purchased agency and mortgage-backed securities (MBS). Treasury yields, which were trending higher for most of the last six months as economic conditions improved, fell at the end of the period as it became clear that the Fed would continue to keep the fed funds rate at a historically low level of 0.00% to 0.25%. Yields declined even in the wake of many factors that typically would result in higher yields: a higher budget deficit, better economic data, increased U.S. Treasury supply, and increased investor risk appetite. At the end of our reporting period, the 2-, 5-, and 10-year U.S. Treasury yields were 0.8%, 2.1%, and 3.2%, respectively. We expect the Fed to continue its low-rate policy for some time.

Fund performance relative to the benchmark was hurt by our allocation to Treasury inflation protected securities (TIPS), which we increased early in 2010 from 5.0% to 8.5%, as inflation expectations declined, particularly over the last two months of the period. Our small allocation to Government National Mortgage Association bonds, while unchanged from the previous reporting period, added value as agency MBS enjoyed decent returns over the past six months and year. Within the MBS market, negative net new issuance and the inability of many homeowners to pay off existing mortgages as rates fell helped boost bond prices. The Federal Reserve also discontinued its massive program of MBS purchases as planned at the end of March, but limited supply of new issues helped keep supply and demand within the MBS market in equilibrium.

Several months ago the fund began reducing its small position in securities issued under the FDIC’s Temporary Liquidity Guarantee Program (TLGP) that added additional yield to the portfolio. Because we believe the sector is fully valued relative to U.S. Treasuries, only 0.60% of the U.S. Treasury Intermediate Fund is invested in TLGP securities.

We kept the U.S. Treasury Intermediate Fund’s duration, or interest rate sensitivity, slightly shorter than the Barclays Capital benchmark. We judged this strategy necessary due to the low-rate environment in which valuations are rich and risk-averse investors are seeking the safety of Treasuries.

U.S. Treasury Long-Term Fund
Your fund returned 1.93% and 7.74% in the 6- and 12-month periods ended May 31, 2010, respectively. As shown in the Performance Comparison table, the fund outperformed the Lipper peer group average but trailed the Barclays Capital U.S. Treasury Long Index. Fund performance in the last six months reflected $0.22 of dividend income and a $0.83 decrease in the NAV, from $12.54 to $11.71. Despite the recent speed bump due to the sovereign debt crisis, economic improvements have reduced the size of gains in U.S. Treasury securities, which continued to occur over the last three cycles. This is a result of investors seeking higher returns from other asset classes, which have in general sent yields on Treasuries up and prices down. (Bond prices move in the opposite direction of yields.)

As with the U.S. Treasury Intermediate Fund, we kept the fund’s duration, or interest rate sensitivity, slightly shorter than that of the Barclays Capital benchmark due to the low-rate environment in which valuations are rich and risk-averse investors are seeking the safety of Treasuries. The fund also increased its allocation to TIPS, from 3.5% to 5.5%. But the increase hurt overall results due to scaled-back inflation expectations. The fund’s position in GNMA securities helped performance as investors sought higher yields beyond the safety of U.S. Treasuries. We maintained our exposure to GNMA securities at about 5.5% of the fund during the period. The fund sold all its holdings of government-guaranteed AAA rated securities issued through the TLGP, as these securities, which mature in three years, are less suitable for the long-term fund.

OUTLOOK

The U.S. economy continues to mend from a deep recession. Many economic indicators—from credit markets to manufacturing—have improved considerably in the past year or so. But we are in the midst of a jobless recovery and an unsteady housing market. Given that consumer spending accounts for nearly two-thirds of U.S. economic growth, the recovery will not shift into high gear until high unemployment and sagging home prices reverse course. We are also mindful that the debt problems plaguing Greece and other European countries could turn up on our shores before long. Fed Chairman Ben Bernanke has turned up the heat on policymakers to reduce the growing U.S. structural deficit, and we expect the drumbeat for action will grow louder—and potentially cause bigger problems—over time.

The flight to quality we witnessed toward the end of our reporting period may not be as robust as the tumultuous period following the collapse of Lehman Brothers, but it recalls a growing unease among investors. In our last report, we noted that we were waiting to see how the Fed would shift from its current policy stance to one that is less accommodative. We’re still waiting. In the meantime, we expect all money market and Treasury bill rates to remain closely anchored to the 0.00% to 0.25% fed funds target rate. The safety of investments backed by the U.S. Treasury will continue to be offset by a historically low level of income for the near term. Our primary objective for the U.S. Treasury Money Fund is to provide liquidity and protect shareholders’ principal.

We expect that longer-term Treasury note and bond yields will continue to remain rather range-bound near term, with rates anchored at the front end of the yield curve for the foreseeable future and inflation remaining subdued. This will give the Fed time to ensure that the economic recovery is sound. Longer term, we anticipate higher yields and a flattening of the yield curve as accommodative policy is removed from the system.

As always, thank you for investing with T. Rowe Price.

Respectfully submitted,

Joseph K. Lynagh
Chairman of the Investment Advisory Committee
U.S. Treasury Money Fund

Brian J. Brennan
Chairman of the Investment Advisory Committee
U.S. Treasury Intermediate Fund and U.S. Treasury Long-Term Fund

June 9, 2010

The committee chairmen have day-to-day responsibility for managing the portfolios and work with committee members in developing and executing each fund’s investment program.

RISKS OF INVESTING IN FIXED INCOME SECURITIES

Funds that invest in fixed income securities are subject to price declines due to rising interest rates, with long-term securities generally most sensitive to rate fluctuations. Other risks include credit rating downgrades and defaults on scheduled interest and principal payments, but these are highly unlikely for securities backed by the full faith and credit of the U.S. government. MBS are subject to prepayment risk, particularly if falling rates lead to heavy refinancing activity, and extension risk, which is an increase in interest rates that causes a fund’s average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. This would increase the fund’s sensitivity to rising interest rates and its potential for price declines.

RISKS OF INVESTING IN MONEY MARKET SECURITIES

Since money market funds are managed to maintain a constant $1.00 share price, there should be little risk of principal loss. However, there is no assurance the fund will avoid principal losses if fund holdings default or are downgraded—which are highly unlikely for securities backed by the full faith and credit of the U.S. government—or if interest rates rise sharply in an unusually short period. In addition, the fund’s yield will vary; it is not fixed for a specific period like the yield on a bank certificate of deposit. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although a money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in it.

GLOSSARY

Average maturity: The average of the stated maturity dates of a bond or money market portfolio’s securities. The average maturity for a money market fund is measured in days, whereas a bond fund’s average maturity is measured in years. In general, the longer the average maturity, the greater the fund’s sensitivity to interest rate changes, which means greater price fluctuation.

Barclays Capital U.S. Treasury 4–10 Year Index: An index that includes all Treasuries in the Barclays Capital U.S. Aggregate Index that mature in four to 10 years.

Barclays Capital U.S. Treasury Long Index: An index that includes all Treasuries in the Barclays Capital U.S. Aggregate Index that mature in 10 years or more.

Basis point: One one-hundredth of a percentage point, or 0.01%.

Consumer price index (CPI): A measure of the average price of consumer goods and services purchased by households.

Duration: The average time (expressed in years) needed for an investor to receive the present value of the future cash flows on a fixed income investment. It is used to measure a bond or bond fund’s sensitivity to interest rate changes. For example, a fund with a five-year duration would fall about 5% in price in response to a one-percentage-point increase in interest rates, and vice versa.

Fed funds target rate: An overnight lending rate set by the Federal Reserve and used by banks to meet reserve requirements. Banks also use the fed funds rate as a benchmark for their prime lending rates.

Gross domestic product (GDP): Total market value of all goods and services produced in a country in a given year.

Inflation: A sustained increase in prices throughout the economy.

Lipper average: Consists of all the mutual funds in a particular category as tracked by Lipper Inc.

SEC yield (7-day unsubsidized simple): A method of calculating a money fund’s yield by annualizing the fund’s net investment income for the last seven days of each period divided by the fund’s net asset value at the end of the period. Yield will vary and is not guaranteed.

30-day SEC yield: A method of calculating a fund’s yield that assumes all portfolio securities are held until maturity. Yield will vary and is not guaranteed.

Treasury inflation protected securities (TIPS): Income-generating bonds that are issued by the federal government and whose interest and principal payments are adjusted for inflation. The inflation adjustment, which is typically applied monthly to the principal of the bond, follows a designated inflation index, such as the consumer price index.

Weighted average life: The weighted average life is a measure of a fund’s credit quality risk. In general, the longer the average life, the greater the fund’s credit quality risk. The average life is the dollar-weighted average maturity of a portfolio’s individual securities without taking into account interest rate readjustment dates. Money funds must maintain a weighted average life of less than 120 days.

Weighted average maturity: The weighted average maturity is a measure of a fund’s interest rate sensitivity. In general, the longer the average maturity, the greater the fund’s sensitivity to interest rate changes. The weighted average maturity may take into account the interest rate readjustment dates for certain securities. Money funds must maintain a weighted average maturity of less than 60 days.

Yield curve: A graphic depiction of the relationship between yields and maturity dates for a set of similar securities, such as Treasuries or municipal securities. Yield curves typically slope upward, indicating that longer maturities offer higher yields. When the yield curve is flat, there is little or no difference between the yields offered by shorter- and longer-term securities.

Performance and Expenses

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments ‡

(Amounts in 000s)

	$ Par	Value
SHORT-TERM INVESTMENTS 101.3%		
MEDIUM-TERM NOTES 17.7%		
Bank of America, FRN, 0.287%, 9/13/10 (1)	34,750	34,764
Bank of America, FRN, 0.378%, 7/29/10 (1)	28,800	28,808
Bank of America, FRN, 0.458%, 12/23/10 (1)	6,925	6,934
Citigroup, FRN, 0.804%, 12/9/10 (1)	1,400	1,405
Citigroup Funding, FRN, 0.438%, 7/30/10 (1)	166,850	166,915
GE Capital, FRN, 0.345%, 7/8/10 (1)	25,500	25,505
GE Capital, FRN, 0.884%, 12/9/10 (1)	13,020	13,069
Goldman Sachs, FRN, 0.752%, 12/3/10 (1)	4,400	4,413
JPMorgan Chase, FRN, 0.752%, 12/2/10 (1)	1,750	1,755
SunTrust Bank, FRN, 0.907%, 12/16/10 (1)	48,000	48,196
		331,764
REPURCHASE AGREEMENTS 38.8% (2)		
Bank of America, Tri-Party, Dated 5/28/10, 0.18% Delivery Value of $90,001,800 on 6/1/10 Collateralized by U.S. Government securities, 2.375% 10/31/14 valued at $92,132,385	90,000	90,000
Barclays Capital, Tri-Party, Dated 5/28/10, 0.18% Delivery Value of $93,001,860 on 6/1/10 Collateralized by U.S. Government securities 3.25%-3.50%, 6/30/16 - 2/15/39, valued at $94,860,044	93,000	93,000
Citigroup Global, Tri-Party, Dated 5/28/10, 0.20% Delivery Value of $90,002,000 on 6/1/10 Collateralized by U.S. Government securities 1.125%-3.00%, 6/30/11 - 7/15/12, valued at $91,800,047	90,000	90,000
Credit Suisse First Boston, Tri-Party, Dated 5/28/10, 0.19% Delivery Value of $93,001,963 on 6/1/10 Collateralized by U.S. Government securities 2.125%-2.75%, 11/30/14-11/30/16, valued at $94,861,617	93,000	93,000
Deutsche Bank, Tri-Party, Dated 5/28/10, 0.19% Delivery Value of $90,001,900 on 6/1/10 Collateralized by U.S. Government securities 3.25%-4.625%, 8/31/11 - 12/31/16, valued at $91,800, 093	90,000	90,000

JPMorgan Chase, Tri-Party, Dated 5/28/10, 0.19% Delivery Value of $90,325,907 on 6/1/10 Collateralized by U.S. Government securities 2.25%-6.625%, 5/31/14 - 5/15/39, valued at $91,800,064	90,324	90,324
Morgan Stanley, Tri-Party, Dated 5/28/10, 0.18% Delivery Value of $90,001,800 on 6/1/10 Collateralized by U.S. Government securities 2.375%-5.75%, 8/31/10 - 9/15/10, valued at 92,383,528	90,000	90,000
UBS Investment Bank, Tri-Party, Dated 5/28/10, 0.19% Delivery Value of $90,001,900 on 6/1/10 Collateralized by U.S. Government securities, 0.00%, 5/5/11 valued at $91,802,519	90,000	90,000
		726,324

U.S. TREASURY OBLIGATIONS 44.8%

U.S. Treasury Obligations 44.8%

U.S. Treasury Bills , 0.00%,1/13/11	30,000	29,939
U.S. Treasury Bills, 0.153%, 7/22/10	155,000	154,966
U.S. Treasury Bills, 0.16%, 8/12/10	96,000	95,969
U.S. Treasury Bills, 0.171%, 6/17/10	75,000	74,994
U.S. Treasury Bills, 0.195%, 8/26/10	60,000	59,972
U.S. Treasury Bills, 0.237%, 10/28/10	50,000	49,951
U.S. Treasury Bills, 0.32%, 6/17/10	22,000	21,997
U.S. Treasury Bills, 0.383%, 7/15/10	30,000	29,986
U.S. Treasury Bills, 0.445%, 6/17/10	38,000	37,993
U.S. Treasury Notes, 0.875%, 12/31/10	70,000	70,238
U.S. Treasury Notes, 1.25%, 11/30/10	48,000	48,223
U.S. Treasury Notes, 2.00%, 9/30/10	91,000	91,536
U.S. Treasury Notes, 2.375%, 8/31/10	72,000	72,389
		838,153
Total Short-Term Investments (Cost $1,896,241)		1,896,241

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price U.S. Treasury Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The U.S. Treasury Money Fund (the fund), a diversified, open-end management investment company, is one portfolio established by the corporation. The fund commenced operations on June 28, 1982. The fund seeks maximum preservation of capital and liquidity and, consistent with these goals, the highest possible current income.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management. Fund management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale of securities.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared daily and paid monthly.

Credits The fund earns credits on temporarily uninvested cash balances held at the custodian, which reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits, which are reflected as expenses paid indirectly.

New Accounting Pronouncement In January 2010, new accounting guidance was issued that requires enhanced disclosures about fair value measurements in the financial statements; it is effective for fiscal years and interim periods beginning after December 15, 2009. Management expects that adoption of this guidance will have no impact on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund values its investments and computes its net asset value per share each day that the New York Stock Exchange is open for business. In accordance with Rule 2a-7 under the 1940 Act, securities are valued at amortized cost, which approximates fair value. Securities for which amortized cost is deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

Various inputs are used to determine the value of the fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, and credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, securities held by a money market fund are generally high quality and liquid; however, they are reflected as Level 2 because the inputs used to determine fair value are not quoted prices in an active market. On May 31, 2010, all of the fund’s investments were classified as Level 2, based on the inputs used to determine their values.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Repurchase Agreements All repurchase agreements are fully collateralized by U.S. government securities. Collateral is in the possession of the fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. Collateral is evaluated daily to ensure that its market value exceeds the delivery value of the repurchase agreements at maturity. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after filing of the tax return but could be longer in certain circumstances.

Reclassifications to paid-in capital relate primarily to a tax practice that treats a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income and/or realized capital gain. For the year ended May 31, 2010, the following reclassifications were recorded to reflect tax character; there was no impact on results of operations or net assets:

Distributions during the years ended May 31, 2010 and May 31, 2009, totaled $87,000 and $10,835,000, respectively, and were characterized as ordinary income for tax purposes. At May 31, 2010, the tax-basis cost of investments and components of net assets were as follows:

The fund intends to retain realized gains to the extent of available capital loss carryforwards. The fund’s unused capital loss carryforwards as of May 31, 2010, all expire in fiscal 2018.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee is determined by applying a group fee rate to the fund’s average daily net assets. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.285% for assets in excess of $220 billion. At May 31, 2010, the effective annual group fee rate was 0.30%.

Price Associates may voluntarily waive all or a portion of its management fee to the extent necessary for the fund to maintain a zero or positive net yield. Any amounts waived under this voluntary agreement are not subject to repayment by the fund. Price Associates may amend or terminate this voluntary waiver at any time without prior notice. For the year ended May 31, 2010, the total management fees waived were $3,730,000.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the year ended May 31, 2010, expenses incurred pursuant to these service agreements were $67,000 for Price Associates; $972,000 for T. Rowe Price Services, Inc.; and $609,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

Additionally, the fund is one of several mutual funds in which certain college savings plans managed by Price Associates may invest. As approved by the fund’s Board of Directors, shareholder servicing costs associated with each college savings plan are borne by the fund in proportion to the average daily value of its shares owned by the college savings plan. For the year ended May 31, 2010, the fund was charged $2,000 for shareholder servicing costs related to the college savings plans, of which $1,000 was for services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At May 31, 2010, less than 1% of the outstanding shares of the fund were held by college savings plans.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of T. Rowe U.S. Treasury Funds, Inc.
and Shareholders of T. Rowe Price U.S. Treasury Money Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price U.S. Treasury Money Fund (one of the portfolios comprising T. Rowe Price U.S. Treasury Funds Inc., hereafter referred to as the “Fund”) at May 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
July 16, 2010

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

On March 9, 2010, the fund’s Board of Directors (Board) unanimously approved the continuation of the investment advisory contract (Contract) between the fund and its investment manager, T. Rowe Price Associates, Inc. (Adviser). The Board considered a variety of factors in connection with its review of the Contract, also taking into account information provided by the Adviser during the course of the year, as discussed below:

Services Provided by the Adviser
The Board considered the nature, quality, and extent of the services provided to the fund by the Adviser. These services included, but were not limited to, management of the fund’s portfolio and a variety of related activities, as well as financial and administrative services, reporting, and communications. The Board also reviewed the background and experience of the Adviser’s senior management team and investment personnel involved in the management of the fund. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Adviser.

Investment Performance of the Fund
The Board reviewed the fund’s average annual total returns over the 1-, 3-, 5-, and 10-year periods, as well as the fund’s year-by-year returns, and compared these returns with a wide variety of previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data. On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the severity of the market turmoil during 2008 and 2009, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Adviser under the Contract and other benefits that the Adviser (and its affiliates) may have realized from its relationship with the fund, including research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Adviser may receive some benefit from its soft-dollar arrangements pursuant to which it receives research from broker-dealers that execute the applicable fund’s portfolio transactions. The Board also received information on the estimated costs incurred and profits realized by the Adviser and its affiliates from advising T. Rowe Price mutual funds, as well as estimates of the gross profits realized from managing the fund in particular. The Board concluded that the Adviser’s profits were reasonable in light of the services provided to the fund. The Board also considered whether the fund or other funds benefit under the fee levels set forth in the Contract from any economies of scale realized by the Adviser. Under the Contract, the fund pays a fee to the Adviser composed of two components—a group fee rate based on the aggregate assets of certain T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate that is assessed on the assets of the fund. The Board noted that the individual fund fee is 0.00%, and the fund is only paying the group fee. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees
The Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio and compared them with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate (including any reductions of the management fee rate as a result of any applicable fee waivers or expenses paid by the Adviser) was above the median for certain groups of comparable funds but below the median for other groups of comparable funds. The information also indicated that the fund’s total expense ratio was below the median for comparable funds. The Board also reviewed the fee schedules for institutional accounts of the Adviser and its affiliates with smaller mandates. Management informed the Board that the Adviser’s responsibilities for institutional accounts are more limited than its responsibilities for the fund and other T. Rowe Price mutual funds that it or its affiliates advise and that the Adviser performs significant additional services and assumes greater risk for the fund and other T. Rowe Price mutual funds that it advises than it does for institutional accounts. On the basis of the information provided, the Board concluded that the fees paid by the fund under the Contract were reasonable.

Approval of the Contract
As noted, the Board approved the continuation of the Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board was assisted by the advice of independent legal counsel and concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund to approve the continuation of the Contract, including the fees to be charged for services thereunder.

ABOUT THE FUND’S DIRECTORS AND OFFICERS

Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and other business affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of Board members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and T. Rowe Price International, Inc. (T. Rowe Price International); “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-225-5132.

Independent Directors

Name
(Year of Birth)	Principal Occupation(s) During Past Five Years and Directorships of
Year Elected*	Other Public Companies

William R. Brody	President and Trustee, Salk Institute for Biological Studies (2009
(1944)	to present); Director, Novartis, Inc. (2009 to present); Director, IBM
2009	(2007 to present); President and Trustee, Johns Hopkins University
(1996 to 2009); Chairman of Executive Committee and Trustee,
Johns Hopkins Health System (1996 to 2009)

Jeremiah E. Casey	Director, National Life Insurance (2001 to 2005); Director, NLV
(1940)	Financial Corporation (2004 to 2005)
2006

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004 to
(1945)	present); Director, Under Armour (2008 to present); Director, Vornado
1989	Real Estate Investment Trust (2004 to present); Director, Mercantile
Bankshares (2002 to 2007); Member, Advisory Board, Deutsche Bank
North America (2004 to present)

Donald W. Dick, Jr.	Principal, EuroCapital Partners, LLC, an acquisition and management
(1943)	advisory firm (1995 to present)
2001

Karen N. Horn	Senior Managing Director, Brock Capital Group, an advisory and
(1943)	investment banking firm (2004 to present); Director, Eli Lilly and
2003	Company (1987 to present); Director, Simon Property Group (2004 to present); Director, Norfolk Southern (2008 to present); Director,
Georgia Pacific (2004 to 2005); Director, Fannie Mae (2006 to 2008)

Theo C. Rodgers	President, A&R Development Corporation (1977 to present)
(1941)
2005

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate invest-
(1946)	ment company (1991 to present); Cofounder and Partner, Blackstone
1992	Real Estate Advisors, L.P. (1992 to present)

Mark R. Tercek	President and Chief Executive Officer, The Nature Conservancy (2008
(1957)	to present); Managing Director, The Goldman Sachs Group, Inc.
2009	(1984 to 2008)

*Each independent director oversees 125 T. Rowe Price portfolios and serves until retirement, resignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) During Past Five Years and Directorships of
Portfolios Overseen]	Other Public Companies

Edward C. Bernard	Director and Vice President, T. Rowe Price; Vice Chairman of the Board,
(1956)	Director, and Vice President, T. Rowe Price Group, Inc.; Chairman of
2006	the Board, Director, and President, T. Rowe Price Investment Services,
[125]	Inc.; Chairman of the Board and Director, T. Rowe Price Global Asset
Management Limited, T. Rowe Price Global Investment Services
Limited, T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price
Savings Bank, and T. Rowe Price Services, Inc.; Director, T. Rowe Price
International, Inc.; Chief Executive Officer, Chairman of the Board,
Director, and President, T. Rowe Price Trust Company; Chairman of the
Board, all funds

Michael C. Gitlin	Vice President, T. Rowe Price, T. Rowe Price Global Investment Services
(1970)	Limited, T. Rowe Price Group, Inc., and T. Rowe Price International,
2010	Inc.; Director of Fixed Income, T. Rowe Price (2009 to present); Global
[39]	Head of Trading, T. Rowe Price (2007 to 2009); formerly Head of U.S.
Equity Sales, Citigroup Global Markets (2005 to 2007)

*Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Position Held With U.S. Treasury Funds	Principal Occupation(s)

Steve Boothe, CFA (1977)	Vice President, T. Rowe Price
Vice President

Brian J. Brennan, CFA (1964)	Vice President, T. Rowe Price, T. Rowe Price
President	Global Investment Services Limited, T. Rowe
Price Group, Inc., and T. Rowe Price
Trust Company

Steven G. Brooks, CFA (1954)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

G. Richard Dent (1960)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Roger L. Fiery III, CPA (1959)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price International, Inc.,
and T. Rowe Price Trust Company

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer	T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Investment
Services, Inc.

Gregory S. Golczewski (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Trust Company

Dimitri V. Grechenko, CFA (1963)	Assistant Vice President, T. Rowe Price; formerly
Vice President	Investment Analytics Specialist, Assistant Vice
President, Legg Mason Wood Walker, Inc. (to
2006); Wealth Advisor, Legg Mason Wood
Walker, Inc. (to 2005)

Geoffrey M. Hardin (1971)	Vice President, T. Rowe Price; formerly Invest-
Vice President	ment Analyst, Morgan Stanley’s Alternative
Investment Partners Group (to 2007); Associate
Portfolio Manager, Smith Breeden Associates
(to 2005)

Gregory K. Hinkle, CPA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer	Group, Inc., and T. Rowe Price Trust Company;
formerly Partner, PricewaterhouseCoopers LLP
(to 2007)

Dylan Jones, CFA (1971)	Assistant Vice President, T. Rowe Price
Assistant Vice President

Alan D. Levenson, Ph.D. (1958)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary	T. Rowe Price Investment Services, Inc.

Joseph K. Lynagh, CFA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Executive Vice President	Group, Inc., and T. Rowe Price Trust Company

David Oestreicher (1967)	Director and Vice President, T. Rowe Price
Vice President	Investment Services, Inc., T. Rowe Price Trust
Company, and T. Rowe Price Services, Inc.; Vice
President, T. Rowe Price, T. Rowe Price Global
Asset Management Limited, T. Rowe Price Global
Investment Services Limited, T. Rowe Price
Group, Inc., T. Rowe Price International, Inc., and
T. Rowe Price Retirement Plan Services, Inc.

Vernon A. Reid, Jr. (1954)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Deborah D. Seidel (1962)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Investment Services, Inc., and T. Rowe Price
Services, Inc.

Daniel O. Shackelford, CFA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Julie L. Waples (1970)	Vice President, T. Rowe Price
Vice President

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Anthony W. Deering qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Deering is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

    (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,879,000 and $1,922,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price U.S. Treasury Funds, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	July 16, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	July 16, 2010

By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date	July 16, 2010